UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 21, 2019

EMERGENT CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	5355 Town Center Road, Suite 701 Boca Raton, Florida	33486
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (561) 995-4200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Effective February 21, 2019, Emergent Capital, Inc. (the “Company”) has appointed James G. Wolf to the Company’s Board of Directors (the “Board”). In connection with these appointments, the Board fixed the size of the Board at nine (9) directors. The Board has not appointed Mr. Wolf to serve on any committees of the Board of Directors at this time.

Mr. Wolf was most recently a Managing Director with Houlihan Lokey from 2017 – 2018 and was a Managing Director at BVA Group from 2016 – 2017. However, he spent most of his career at Ernst & Young, LLP, from which he retired in 2015 after 30 years as a Principal in EY’s Transaction Advisory Services – Valuation, | Modeling and Economic after have served in various capacities including advising on matters surrounding valuations for transactions, strategic alternatives, financial reporting, tax, litigation and regulatory matters. Mr. Wolf led the Fairness Opinion Practice and was Managing Partner of EY’s Center for Strategic Transactions. His sector experience at Ernst & Young included a lifetime specialty in financial services, especially insurance and asset management, as well as chemicals, consumer and industrial, construction, automotive, and business services. Prior to EY, he was a VP in a bank trust department and an investment analyst reporting directly to the CFO of a multi-line insurance company. Mr. Wolf is a director of HemaCare Corp. (OTC Pink: HEMA). Mr. Wolf received a B.B.A. in finance from the University of Notre Dame and an MBA from the University of Texas at Austin. He holds the CFA designation.

Mr. Wolf does not have any family relationship with any director, executive officer or other director designee of the Company, nor has he held any previous position with the Company or been involved in any transactions with the Company or any of our directors, executive officers, affiliates or associates that are required to be disclosed pursuant to the rules and regulations of the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT CAPITAL, INC.
Dated: February 25, 2019	By:	/s/ Miriam Martinez
Miriam Martinez Chief Financial Officer